J.P. MORGAN FUNDS

JPMorgan International Equity Plus Fund

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated August 25, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2020, as supplemented

Effective September 16, 2020, (the “Effective Date”), the seventh and eighth paragraphs in the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus and the sixth and seventh paragraphs in the “More About the Fund — ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES” section of the Prospectus will be deleted in their entirety and replaced with the following:

Investment Process: In managing the Fund, the adviser seeks to create an international equity portfolio using bottom-up fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers based on anticipated long-term expected returns. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund. The adviser may sell a security as its rankings change or if more attractive investments become available.

In addition, on the Effective Date, the portfolio manager information in the “Risk/Return Summary — Management” section of the Summary Prospectus and Prospectus will be deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Thomas Murray	2020	Managing Director
James Cook	2019	Executive Director

On the Effective Date, the “The Fund’s Management and Administration — The Portfolio Managers” section of the Prospectus will be deleted in its entirety and replaced with the following:

The portfolio management team for the Fund utilizes a team based approach and is comprised of Thomas Murray, a Managing Director and CFA charterholder, and James Cook, an Executive Director and CFA charterholder. Mr. Murray has worked at JPMIM or its affiliates (or one of their predecessors) since 1996 and has been a portfolio manager of the Fund since September 2020. Mr. Cook, an employee of JPMIM or its affiliates (or one of their predecessors) since August 2007, is a member in the International Equity Group based in London and has been a portfolio manager of the Fund since its inception.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

SUP-IEP-PM-820

On the Effective Date, the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” section of the Statement of Additional Information will be deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of October 31, 2019:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Equity Plus Fund
Thomas Murray[1]	12	$7,155,230	6	$2,939,657	24	$6,605,211
James Cook	2	4,821,171	0	0	0	0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2019:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Equity Plus Fund
Thomas Murray[1]	0	$0	0	$0	1	$173,149
James Cook	0	0	0	0	0	0

[1]	As of June 30, 2020.
*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of assets allocation, multi-managed or other accounts.

On the Effective Date, the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section with respect to the Fund will be deleted in its entirety and replaced with the following:

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of the fiscal year ended October 31, 2019. Aggregate Dollar Range, if applicable, includes the portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan, which reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, the economic equivalent of an investment in Fund shares.

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
International Equity Plus Fund
Thomas Murray(1)	X
James Cook	X

(1)	As of June 30, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE